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                                                                      Exhibit 23





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements of Alkermes, Inc. on Form S-8 (File Nos. 33-44752, 33-58330, 33-97468, and
333-13283) of our report dated May 23, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of Alkermes, Inc. for the year ended March 31, 1997.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 27, 1997